Exhibit 10.3

FIRST AMENDMENT

TO THE

SECURITIES PURCHASE AGREEMENT

This First Amendment (the “Amendment”) to the Securities Purchase Agreement, dated December 23, 2014, by and among Interleukin Genetics, Inc., a Delaware corporation (the “Company”), and the Purchasers identified on Schedule I thereto (the “Purchase Agreement”), is made as of April 6, 2015, by and among the Company, the Purchasers set forth on the signature page hereto and Pyxis Innovations Inc. (“Pyxis”). Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Purchase Agreement.

WHEREAS, Section 6 of the Purchase Agreement sets forth rights granted to certain Designors with respect to the designation by such Designors of individuals to serve on the Board of Directors of the Company (the “Board”);

WHEREAS, the Board has determined to hire a new Chief Executive Officer and wishes to appoint the such Chief Executive Officer as a member of its Board of Directors;

WHEREAS, the Company , the Purchasers set forth on the signature page hereto and Pyxis wish to amend the Purchase Agreement by amending Section 6 as set forth below;

WHEREAS, in accordance with Section 6(f) of the Purchase Agreement, by executing and delivering this Amendment, the Company, the Purchasers set forth on the signature page hereto and Pyxis have approved this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment of Section 6(a) of the Purchase Agreement.

The Purchase Agreement is hereby amended by deleting Section 6(a) in its entirety and by substituting in lieu thereof the following:

“(a) Board Composition; Appointment of Director Designees. The Board shall take all actions necessary such that the Board shall consist of eight (8) members and shall be composed as follows:

(i) the Class I directors with a term ending at the 2016 annual meeting of stockholders shall consist of one independent director (currently William C. Mills III) and one director designated by Pyxis Innovations Inc. (currently Joseph M. Landstra) (a “Pyxis Designee”);

(ii) the Class II directors with a term ending at the 2017 annual meeting of stockholders shall consist of the Company’s Chief Executive Officer, Kenneth S. Kornman, Ph.D., the Company’s founder and Chief Scientific Officer (for so long as Dr. Kornman remains employed by the Company), and one director designated by Bay City Capital Fund V, L.P. (currently Dayton Misfeldt) (a “BCC Designee”); and

(iii) the Class III directors with a term ending at the 2015 annual meeting of stockholders shall consist of one director designated by Pyxis Innovations Inc. (currently Roger C. Colman) (a “Pyxis Designee”), one independent director (currently James Weaver), and one director designated by Bay City Capital Fund V, L.P. (currently Lionel Carnot) (a “BCC Designee”).

The Pyxis Designees and the BCC Designees, shall be collectively referred to herein as the “Director Designees.” Each of the shareholders entitled to designate a director hereunder is referred to herein as a “Designor.” The rights provided under this Section 6 are the exclusive rights of each such Designor and are not transferable.”

2. Miscellaneous.

(i) Except as contemplated by this Amendment, all of the terms and conditions of the Purchase Agreement shall remain in full force and effect.

(ii) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

COMPANY:

INTERLEUKIN GENETICS, INC.

By:	/s/ Kenneth S. Kornman
Name:	Kenneth S. Kornman
Title:	Chief Executive Officer

PYXIS:

PYXIS INNOVATIONS, INC.

By:	/s/ Rainey S. Repins
Name:	Rainey S. Repins
Title:	Assistant Secretary

PURCHASERS:

BAY CITY CAPITAL FUND V, L.P.
By: Bay City Capital Management V LLC, its General Partner
By Bay City Capital LLC, its Manager

By:	/s/ Carl Goldfischer
Name:	Carl Goldfischer
Title:	Manager and Managing Director

BAY CITY CAPITAL FUND V CO-INVESTMENT FUND, L.P.
By: Bay City Capital Management V LLC, its General Partner
By Bay City Capital LLC, its Manager

By:	/s/ Carl Goldfischer
Name:	Carl Goldfischer
Title:	Manager and Managing Director

GROWTH EQUITIES OPPORTUNITIES FUND III, LLC

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Chief Legal Officer

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